SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported): June 7, 1999
                                                           ------------


                            Finlay Enterprises, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                     0-25716              13-3492802
  ------------------------------       ------------      --------------------
   (State or other jurisdiction        (Commission         (I.R.S. Employer
        of incorporation)              File Number)       Identification No.)



    529 Fifth Avenue, New York, New York                             10017
  -----------------------------------------                      ------------
  (Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (212) 808-2800
                                                           ---------------


                                       N/A
        ------------------------------------------------------------------
           Former name or former address, if changed since last report

Item 5. Other Events.

          On June 7, 1999, Finlay Enterprises, Inc. (the "Registrant") announced that Barry Scheckner, Senior Vice President and Chief Financial Officer, has resigned, effective July 31, 1999. Joseph M. Melvin, Executive Vice President and Chief Operating Officer, continues to be responsible for the Registrant's financial area. The Chief Financial Officer position will be temporarily filled by Bruce Zurlnick, Vice President and Treasurer, and Joan Durkin, Vice President and Corporate Controller, who will report directly to Mr. Melvin.

Item 7. Financial Statements and Exhibits.

     A. Exhibits

     99 Press  Release  of the  Registrant  dated June 7,  1999,  regarding  the
        resignation  of  the   Registrant's   Senior  Vice  President  and Chief
        Financial Officer.


                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      FINLAY ENTERPRISES, INC.



     Dated:  June 15, 1999                            By:/s/ Bruce E. Zurlnick
                                                      --------------------------
                                                      Bruce E. Zurlnick
                                                      Treasurer
















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